EXHIBIT NO. 99.(h) 13

AMENDMENT No. 4 DATED June 1, 2012

TO THE AMENDED AND RESTATED SPECIAL SERVICING AGREEMENT DATED JANUARY 1, 2010

Amendment to the Amended and Restated Special Servicing Agreement (the “Agreement”) by and among (i) MFS Series Trust X, a Massachusetts business trust, on behalf of each of its series listed in Appendix A to the Agreement; (ii) MFS Series Trust XII, a Massachusetts business trust, on behalf of each of its series listed in Appendix A to the Agreement (all series listed in Appendix A are referred to collectively as the “Top-Tier Funds”); (iii) MFS Series Trust II, a Massachusetts business trust on behalf of its series listed in Appendix B to the Agreement; (iv) MFS Series Trust III, a Massachusetts business trust, on behalf of each of its series listed in Appendix B to the Agreement; (v) MFS Series Trust IV, a Massachusetts business trust, on behalf of each of its series listed in Appendix B to the Agreement; (vi) MFS Series Trust V, a Massachusetts business trust, on behalf of each of its series listed in Appendix B to the Agreement; (vii) MFS Series Trust IX, a Massachusetts business trust, on behalf of each of its series listed in Appendix B to the Agreement; (viii) MFS Series Trust X, a Massachusetts business trust, on behalf of each of its series listed in Appendix B to the Agreement; (ix) MFS Series Trust XI, a Massachusetts business trust, on behalf of each of its series listed in Appendix B to the Agreement; and (x) MFS Series Trust XIII, a Massachusetts business trust, on behalf of its series listed in Appendix B to the Agreement (all series listed in Appendix B are referred to as the “Underlying Funds”).

WHEREAS, the parties desire to amend the Agreement by removing each of MFS Research International Fund, a series of MFS Series Trust I, MFS Value Fund, a series of MFS Series Trust I, MFS International New Discovery Fund, a series of MFS Series Trust V, MFS Research Bond Fund, a series of MFS Series Trust IX, and MFS International Value Fund, a series of MFS Series Trust X, as a party to the Agreement as an “Underlying Fund”.

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions set forth herein, each of the parties amends the Agreement as follows:

1. Appendix B of the Agreement is hereby deleted in its entirety and replaced with Appendix B attached hereto.

In all other respects, the terms of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment No. 4 to the Agreement to be executed as of the day and year first above written.

MFS SERIES TRUST II
on behalf of its series:
MFS GROWTH FUND

MFS SERIES TRUST III
on behalf of its series:
MFS HIGH INCOME FUND

MFS SERIES TRUST IV
on behalf of its series:
MFS MID CAP GROWTH FUND

MFS SERIES TRUST V
on behalf of its series:
MFS RESEARCH FUND

MFS SERIES TRUST IX
on behalf of its series:
MFS INFLATION-ADJUSTED BOND FUND
MFS LIMITED MATURITY FUND

MFS SERIES TRUST X
on behalf of its series:
MFS ABSOLUTE RETURN FUND
MFS AGGRESSIVE GROWTH ALLOCATION FUND
MFS CONSERVATIVE ALLOCATION FUND
MFS EMERGING MARKETS EQUITY FUND
MFS GLOBAL BOND FUND
MFS GROWTH ALLOCATION FUND
MFS INTERNATIONAL DIVERSIFICATION FUND
MFS INTERNATIONAL GROWTH FUND
MFS MODERATE ALLOCATION FUND

MFS SERIES TRUST XI
on behalf of its series:
MFS MID CAP VALUE FUND

MFS SERIES TRUST XII
on behalf of its series:
MFS LIFETIME RETIREMENT INCOME FUND
MFS LIFETIME 2010 FUND
MFS LIFETIME 2020 FUND

MFS LIFETIME 2030 FUND
MFS LIFETIME 2040 FUND
MFS LIFETIME 2050 FUND

MFS SERIES TRUST XIII
on behalf of its series:
MFS GOVERNMENT SECURITIES FUND

By:	JOHN M. CORCORAN
Name:	John M. Corcoran
Title:	President

Massachusetts Financial Services Company acknowledges and agrees that it is responsible for all of its acts and omissions in performing its obligations under the Agreement.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:	ROBERT J. MANNING
Name:	Robert J. Manning
Title:	Chief Executive Officer

APPENDIX B

The following Funds are parties to this Agreement, and have so indicated their intention to be bound by such Agreement as “Underlying Funds” by execution of the Agreement:

MFS SERIES TRUST II
MFS GROWTH FUND

MFS SERIES TRUST III
MFS HIGH INCOME FUND

MFS SERIES TRUST IV
MFS MID CAP GROWTH FUND

MFS SERIES TRUST V
MFS RESEARCH FUND

MFS SERIES TRUST IX
MFS INFLATION-ADJUSTED BOND FUND
MFS LIMITED MATURITY FUND

MFS SERIES TRUST X
MFS ABSOLUTE RETURN FUND
MFS EMERGING MARKETS EQUITY FUND
MFS GLOBAL BOND FUND
MFS INTERNATIONAL GROWTH FUND

MFS SERIES TRUST XI
MFS MID CAP VALUE FUND

MFS SERIES TRUST XIII
MFS GOVERNMENT SECURITIES FUND